UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22143

WALTHAUSEN FUNDS
(Exact name of registrant as specified in charter)

     9 Executive Park Drive, Suite B, Clifton Park, NY 12065
(Address of principal executive offices) (Zip code)

John B. Walthausen
Walthausen Funds
9 Executive Park Drive, Suite B, Clifton Park, NY 12065
(Name and address of agent for service)

Registrant’s telephone number, including area code: (518) 348-7217

Date of fiscal year end: January 31

Date of reporting period: January 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

WALTHAUSEN SMALL CAP VALUE FUND

ANNUAL REPORT
January 31, 2012

Walthausen Small Cap Value Fund
Annual Report
January 31, 2012

Dear Fellow Shareholders,

After several very strong years, we hit a year when our benchmark, the Russell 2000 Value Index, fluctuated widely finally managing to end barely above where it started. The same can be said for our Fund. The Fund was up 0.95% for the fiscal year ending January 31, 2012, while the index gained 0.73% . In a word, we were disappointed.

Though the year started off with optimism based on good performance of the stock market in late 2010, we were more cautious than we had been because we were seeing signs that rising commodity prices and a developing sovereign debt crisis in Europe could cool the global economic recovery. That caution caused us to lag a bit as the market continued to appreciate through April due to the fact that we had elected to shift the portfolio somewhat to reduce our exposure to companies which are highly dependant on the level of economic activity. As the markets turned down with increasing force month after month from May through September, we constantly reviewed our assumption that the economy would not fall into a recession. The escalating worries in Europe and our own government's difficulties in dealing with ballooning deficits and the debt limits, were worries, but we stood with our conclusion that as long as the Euro crisis was contained we were not likely to have a credit crisis and the economy would just be soggy.

With a market upturn starting dramatically in October, the index and our Fund came back to approximately flat for the year.

While we were conservative in company selection, the fact that we skipped the very defensive Utilities sector hurt performance. We were able to offset that with successful stock picks including a controversial position in Ocwen, a mortgage servicer, and takeouts on three meaningful positions, Brigham Exploration, Arch Chemicals and Pep Boys -Manny Moe & Jack.

Looking forward, we think that another year of mediocre economic growth is likely. The continued heavy government spending, payroll tax reductions and low interest rates are all stimulative but we think that both business and the consumer remain cautious, a trend which is only reinforced by depressed home prices, high gasoline prices and ultra cautious lenders. We continue to work hard to find stocks where we can see how management is acting to improve the value of our stockholdings.

Thank you for your continued support.

Sincerely,

John B. Walthausen

2012 Annual Report 1

WALTHAUSEN SMALL CAP VALUE FUND

PERFORMANCE INFORMATION (Unaudited)

1/31/12 NAV $16.10

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIOD ENDED JANUARY 31, 2012

			Since
	1 Year(A)	3 Years(A)	Inception(A)
Walthausen Small Cap Value Fund	0.95%	32.35%	13.07%
Russell 2000® Value Index(B)	0.73%	20.85%	2.91%

(A)1 Year, 3 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Walthausen Small Cap Value Fund was February 1, 2008.

(B)The Russell 2000® Value Index (whose composition is different from that of the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-925-8428.

2012 Annual Report 2

WALTHAUSEN SMALL CAP VALUE FUND

                          WALTHAUSEN SMALL CAP VALUE FUND
                                           by Sectors (Unaudited)
                                   (as a percentage of Net Assets)

              * Net Cash represents cash equivalents and liabilities in excess of other assets.

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     Walthausen & Co., LLC, the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.walthausenfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-925-8428). This information is also available on the SEC’s website at http://www.sec.gov.

2012 Annual Report 3

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing costs, including investment advisor fees and other Fund expenses. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2011 to January 31, 2012.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2011 to
	August 1, 2011	January 31, 2012	January 31, 2012

Actual	$1,000.00	$1,009.54	$6.79

Hypothetical	$1,000.00	$1,018.45	$6.82
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2012 Annual Report 4

Walthausen Small Cap Value Fund

		Schedule of Investments
		January 31, 2012
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Air-Condition & Warm Air Heating Equipment & Commercial &
Industrial Refrigeration Equipment
138,613	AAON Inc.	$2,802,755	0.86%
Apparel & Other Finished Products of Fabrics & Similar Material
129,140	Carter's, Inc. *	5,413,549	1.67%
Canned, Frozen & Preserved Fruit and Vegetables
139,968	Overhill Farms Inc. *	576,668	0.18%
Computer Communications Equipment
302,276	Electronics for Imaging, Inc. *	5,187,056	1.60%
Computer Storage Devices
129,892	IEC Electronics Corp. *	665,047	0.21%
Crude Petroleum & Natural Gas
145,900	Georesources, Inc. *	4,465,999
181,130	Gulfport Energy Corp. *	5,951,932
245,750	Northern Oil and Gas, Inc. * (a)	6,143,750
		16,561,681	5.11%
Cutlery, Handtools & General Hardware
184,297	Lifetime Brands, Inc.	2,187,605	0.67%
Electronic Components, NEC
1,072,040	Power-One, Inc. * (a)	4,652,654	1.43%
Electronic Components & Accessories
1,027,915	Vishay Intertechnology Inc. *	12,622,796
32,840	Vishay Precision Group, Inc. *	517,559
		13,140,355	4.05%
Electronic Housewares & Fans
115,100	Helen of Troy, Ltd. *	3,702,767	1.14%
Fabricated Plate Work (Boiler Shops)
198,980	Global Power Equipment Group Inc. *	5,097,868	1.57%
Fabricated Rubber Products, NEC
813,540	OMNOVA Solutions Inc. *	4,035,158	1.24%
Fire, Marine & Casualty Insurance
79,400	RLI Corp.	5,662,808	1.75%
Food & Kindred Products
214,905	Flowers Foods Inc.	4,158,412	1.28%
Greeting Cards
131,810	CSS Industries Inc.	2,823,370	0.87%
Industrial & Commercial Fans & Blowers & Air Purifying Equipment
23,241	CECO Environmental Corp.	147,813	0.05%
Industrial Trucks, Tractors, Trailers & Stackers
40,725	Nacco Industries Inc. Class A	4,162,095	1.28%
Life Insurance
25,700	National Western Life Insurance Company Class A	3,712,622
301,930	Primerica, Inc.	7,397,285
		11,109,907	3.43%
Manifold Business Forms
27,970	Ennis, Inc.	462,624	0.14%
Miscellaneous Industrial & Commercial Machinery & Equipment
84,270	Sauer-Danfoss Inc. *	4,247,208	1.31%
Miscellaneous Fabricated Metal Products
166,620	The Shaw Group Inc. *	4,522,067	1.39%
Mortgage Bankers & Loan Correspondents
715,885	Ocwen Financial Corp. *	10,301,585	3.18%

* Non-Income Producing Securities. (a) All or a portion of shares are on loan. The accompanying notes are an integral part of these financial statements.

2012 Annual Report 5

Walthausen Small Cap Value Fund

		Schedule of Investments
		January 31, 2012
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
National Commercial Banks
182,600	Community Bank System Inc.	$4,995,936
55,380	City Holding Company (a)	1,967,651
		6,963,587	2.15%
Oil and Gas Field Exploration Services
541,751	Synergy Resources Corporation *	1,543,990	0.48%
Paper Mills
157,032	KapStone Paper and Packaging Co. *	2,741,779	0.85%
Pharmaceutical Preparations
81,432	Cambrex Corporation *	640,055	0.20%
Photographic Equipment & Supplies
183,119	Ballantyne Strong, Inc. *	776,425	0.24%
Plastic Materials, Synth Resin
312,240	Hexcel Corp. *	7,827,857
171,900	Kraton Performance Polymers Inc. *	4,888,836
356,800	Polyone Corp.	5,145,056
		17,861,749	5.51%
Plastics Products, NEC
222,313	Myers Industries, Inc.	2,958,986	0.91%
Printed Circuit Boards
332,740	DDi Corp.	3,230,905	1.00%
Pulp Mills
348,007	Mercer International Inc. (Canada) *	2,846,697	0.88%
Refrigeration & Service Industries
213,100	Standex International Corp.	8,543,179	2.63%
Retail - Auto & Home Supply Stores
727,005	Pep Boys - Manny, Moe & Jack	10,905,075	3.36%
Retail - Home Furniture, Furnishings & Equipment Stores
273,680	Pier 1 Imports, Inc. *	4,255,724	1.31%
Retail - Miscellaneous Shopping
129,660	Cabela's Inc. Class A *	3,381,533	1.04%
Retail - Retail Stores, NEC
257,970	Sally Beauty Holdings Inc. *	5,319,341	1.64%
Rolling Drawing & Extruding of Nonferrous Metals
183,215	RTI International Metals Inc. *	4,611,522	1.42%
Savings Institution, Federally Chartered
254,325	Dime Community Bancshares, Inc.	3,504,599	1.08%
Semiconductors & Related Devices
458,890	GT Advanced Technologies, Inc. * (a)	3,953,337
178,960	International Rectifier Corporation *	4,080,288
		8,033,625	2.48%
Service Industries for the Printing Trade
120,408	Schawk, Inc.	1,618,283	0.50%
Services - Advertising
132,445	Valassis Communications , Inc. *	3,013,124	0.93%
Services - Business Services, NEC
389,510	Lender Processing Services, Inc.	6,477,551	2.00%
Services - Computer Integrated Systems Design
146,910	SYNNEX Corporation *	5,315,204	1.64%
Services - Consumer Credit Reports
122,600	Altisource Portfolio Solutions S.A. (Luxembourg) *	6,557,874	2.02%

* Non-Income Producing Securities. (a) All or a portion of shares are on loan. The accompanying notes are an integral part of these financial statements.

2012 Annual Report 6

Walthausen Small Cap Value Fund

		Schedule of Investments
		January 31, 2012
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Services - Equipment Rental & Leasing, NEC
184,271	CAI International Inc. *	$3,210,001
184,140	McGrath Rentcorp	5,863,018
190,430	Rent-A-Center Inc.	6,440,342
		15,513,361	4.78%
Services - Hospitals
116,800	Magellan Health Services Inc. *	5,701,008	1.76%
Services - Mailing, Reproduction, Commercial Art & Photography
411,568	American Reprographics Co. *	2,473,524	0.76%
Services - Membership Organizations
336,500	Interval Leisure Group, Inc. *	4,576,400	1.41%
Services - Miscellaneous Health & Allied Services, NEC
213,040	Lincare Holdings Inc.	5,472,998	1.69%
Short-Term Business Credit Institutions
273,115	Asta Funding Inc.	2,045,631	0.63%
Special Industry Machinery (No Metalworking Machinery)
217,440	John Bean Technologies Corporation	3,568,190	1.10%
State Commercial Banks
202,100	Bryn Mawr Bank Corp.	4,064,231
292,300	Columbia Banking System Inc.	6,138,300
481,360	CVB Financial Corp.	5,068,721
88,650	First Bancorp North Carolina	1,031,886
136,550	First Financial Bankshares, Inc. (a)	4,653,624
146,700	Hancock Holding Co.	4,870,440
		25,827,202	7.96%
Steel Works, Blast Furnaces & Rolling & Finishing Mills
229,520	Worthington Industries, Inc.	4,225,463	1.30%
Surgical & Medical Instruments & Apparatus
5,070	Atrion Corporation	1,239,057
153,365	Hill-Rom Holdings, Inc.	5,062,579
		6,301,636	1.94%
Textile Mill Products
261,560	Lydall Inc. *	2,463,895	0.76%
Wholesale - Apparel, Piece Goods & Notions
39,513	Delta Apparel, Inc. *	604,549	0.19%
Wholesale - Durable Goods
168,047	School Specialty Inc. *	541,111	0.17%
Wholesale - Electrical Apparatus & Equipment, Wiring Supplies
160,930	EnerSys *	4,663,751	1.45%
Total for Common Stock (Cost $260,443,750)		$306,700,578	94.58%
REAL ESTATE INVESTMENT TRUSTS
253,205	Walter Investment Management Corp.	4,739,998	1.46%
Total for Real Estate Investment Trusts (Cost $5,643,515)
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
19,975,509	Fidelity Institutional Treasury Money Market Fund -
	Class I 0.01% **	19,975,509	6.16%
	(Cost $19,975,509)

* Non-Income Producing Securities.
** Variable rate security; the yield rate shown represents the rate at January 31, 2012.
(a) All or a portion of shares are on loan.
The accompanying notes are an integral part of these
financial statements.

2012 Annual Report 7

Walthausen Small Cap Value Fund

	Schedule of Investments
	January 31, 2012
Shares/Principal Amount	Fair Value	% of Net Assets
MONEY MARKET FUNDS
17,798,337 Fidelity Institutional Treasury Money Market Fund -
Class I 0.01% **	$17,798,337	5.49%
(Cost $17,798,337)
Total Investment Securities	349,214,422	107.69%
(Cost $303,861,111)
Liabilities In Excess of Other Assets	(24,933,584)	-7.69%
Net Assets	$324,280,838	100.00%

** Variable rate security; the yield rate shown represents the rate at January 31, 2012. The accompanying notes are an integral part of these financial statements.

2012 Annual Report 8

Walthausen Small Cap Value Fund

Statement of Assets and Liabilities
January 31, 2012

Assets:
Investment Securities at Fair Value	$349,214,422 (1)
(Cost $303,861,111)
Cash	1,009,200
Receivable for Securities Sold	1,219,647
Receivable for Shareholder Subscriptions	292,822
Dividends Receivable	5,462
Interest Receivable	97
Receivable for Income from Securities on Loan	10,732
Total Assets	351,752,382
Liabilities:
Payable for Securities Purchased	7,022,524
Payable for Shareholder Redemptions	120,392
Payable for Collateral Received for Securities Loaned (Note 5)	19,975,509
Payable to Advisor for Management Fees (Note 4)	268,468
Payable to Advisor for Service Fees (Note 4)	84,651
Total Liabilities	27,471,544
Net Assets	$324,280,838

Net Assets Consist of:
Paid In Capital	$286,659,578
Accumulated Realized Loss on Investments - Net	(7,732,051)
Unrealized Appreciation in Value of Investments
Based on Identified Cost - Net	45,353,311
Net Assets, for 20,140,384 Shares Outstanding	$324,280,838
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($324,280,838/20,140,384 shares)	$16.10
Redemption Price Per Share ($16.10 * 0.98) (Note 2)	$15.78

Statement of Operations
For the fiscal year ended January 31, 2012

Investment Income:
Dividends	$3,352,198
Interest	2,397
Securities Lending Income (Note 5)	19,190
Total Investment Income	3,373,785
Expenses:
Management Fees (Note 4)	2,924,429
Service Fees (Note 4)	931,107
Total Expenses	3,855,536

Net Investment Loss	(481,751)

Realized and Unrealized Gain/(Loss) on Investments:
Realized Loss on Investments	(7,567,368)
Net Change in Unrealized Appreciation on Investments	5,387,541
Net Realized and Unrealized Gain/(Loss) on Investments	(2,179,827)

Net Decrease in Net Assets from Operations	$(2,661,578)

(1) Includes securities out on loan to brokers with a market value of $19,336,883.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report 9

Walthausen Small Cap Value Fund

Statements of Changes in Net Assets
	2/1/2011	2/1/2010
	to	to
	1/31/2012	1/31/2011
From Operations:
Net Investment Loss	$(481,751)	$(196,737)
Net Realized Gain (Loss) on Investments	(7,567,368)	4,715,628
Net Change in Unrealized Appreciation on Investments	5,387,541	36,652,928
Increase (Decrease) in Net Assets from Operations	(2,661,578)	41,171,819
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Security Transactions	(4,267,141)	-
Change in Net Assets from Distributions	(4,267,141)	-
From Capital Share Transactions:
Proceeds From Sale of Shares	167,077,165	219,273,791
Proceeds From Redemption Fees (Note 2)	117,507	85,043
Shares Issued on Reinvestment of Dividends	4,111,303	-
Cost of Shares Redeemed	(91,917,351)	(40,016,953)
Net Increase from Shareholder Activity	79,388,624	179,341,881

Net Increase in Net Assets	72,459,905	220,513,700

Net Assets at Beginning of Period	251,820,933	31,307,233
Net Assets at End of Period (Including Accumulated Undistributed
Net Investment Income of $0 and $0)	$324,280,838	$251,820,933

Share Transactions:
Issued	10,407,876	15,787,758
Reinvested	278,355	-
Redeemed	(6,102,783)	(3,009,917)
Net Increase in Shares	4,583,448	12,777,841
Shares Outstanding Beginning of Period	15,556,936	2,779,095
Shares Outstanding End of Period	20,140,384	15,556,936

Financial Highlights
Selected data for a share outstanding
throughout the period:	2/1/2011	2/1/2010	2/1/2009	2/1/2008*
	to	to	to	to
	1/31/2012	1/31/2011	1/31/2010	1/31/2009
Net Asset Value -
Beginning of Period	$16.19	$11.27	$7.05	$10.00
Net Investment Loss (a)	(0.03)	(0.02)	(0.02)	(0.02)
Net Gain (Loss) on Securities
(Realized and Unrealized) (b)	0.15	4.93	4.24	(2.93)
Total from Investment Operations	0.12	4.91	4.22	(2.95)

Distributions (From Net Investment Income)	-	-	-	-
Distributions (From Realized Capital Gains)	(0.22)	-	-	-
Total Distributions	(0.22)	-	-	-
Proceeds from Redemption Fees (Note 2)	0.01	0.01	- +	- +

Net Asset Value -
End of Period	$16.10	$16.19	$11.27	$7.05
Total Return (c)	0.95%	43.66%	59.86%	(29.50)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$324,281	$251,821	$31,307	$8,365

Ratio of Expenses to Average Net Assets	1.32%	1.38%	1.45%	1.54%
Ratio of Net Investment Loss to Average Net Assets	-0.16%	-0.14%	-0.20%	-0.27%
Portfolio Turnover Rate	55.36%	52.72%	69.87%	133.28%

* Commencement of Operations. + Amount calculated is less than $0.005.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report 10

NOTES TO FINANCIAL STATEMENTS
WALTHAUSEN SMALL CAP VALUE FUND
January 31, 2012

1.) ORGANIZATION:
Walthausen Small Cap Value Fund (the "Fund") was organized as a diversified series of the Walthausen Funds (the "Trust") on January 14, 2008. The Trust is an open-end investment company under the Investment Company Act of 1940, as amended. The Trust was organized in Ohio as a business trust on October 10, 2007 and may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on February 1, 2008. As of January 31, 2012, there were two series authorized by the Trust. The Fund's investment objective is to seek long-term capital appreciation. The investment advisor to the Fund is Walthausen & Co., LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

SHARE VALUATION:
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less. During the fiscal year ended January 31, 2012, proceeds from redemption fees amounted to $117,507.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund. As of January 31, 2012, net investment loss of $481,751 was reclassified to paid in capital.

2012 Annual Report 11

Notes to Financial Statements - continued

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or an appropriate basis.

3.) SECURITIES VALUATIONS:
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and real estate investment trusts). Equity securities are carried at fair value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being val-

2012 Annual Report 12

Notes to Financial Statements - continued

ued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of January 31, 2012:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$306,700,578	$0	$0	$306,700,578
Real Estate Investment Trusts	4,739,998	0	0	4,739,998
Investments Purchased with Cash
Proceeds from Securities Lending	19,975,509	0	0	19,975,509
Money Market Funds	17,798,337	0	0	17,798,337
Total	$349,214,422	$0	$0	$349,214,422

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the fiscal year ended January 31, 2012. There were no transfers into or out of the levels during the fiscal year ended January 31, 2012. It is the Fund’s policy to consider transfers into or out of each level as of the end of the reporting period.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS:
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services, the Advisor received an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Advisor (the "Services Agreement"), the Advisor renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), acquired fund fees and expenses, extraordinary or non-recurring expenses. For its services, the Advisor received a service fee equal to 0.45% of the Fund’s average daily net assets up to $100 million and 0.25% of the Fund's average daily net assets in excess of $100 million.

2012 Annual Report 13

Notes to Financial Statements - continued

For the fiscal year ended January 31, 2012, the Advisor earned management fees totaling $2,924,429, of which $268,468 was due to the Advisor at January 31, 2012. For the same period, the Advisor earned service fees of $931,107, of which $84,651 was due to the Advisor at January 31, 2012.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management and services fees paid to the Advisor by the Fund.

The Trustees who are not interested persons of the Fund were each paid Trustees’ fees of $1,000 plus travel and related expenses for the fiscal year ended January 31, 2012. Under the Management Agreement, the Advisor pays these fees.

5.) SECURITIES LENDING
The Fund has entered into an agreement with Huntington National Bank as lending agent, dated November 30, 2011 (“Agreement”), to provide securities lending services to the Fund. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Fund’s negotiated lenders’ fees and the Fund receives cash collateral in an amount equal to 102% of the market value of loaned securities. The borrowers of securities are at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrowers default on their obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrowers on demand; if the borrowers default on their obligation to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Fund continues to receive interest or dividend payments on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Securities lending income, as disclosed in the Fund’s Statement of Operations, represents the income earned from the investment of the cash collateral plus any fees paid by the borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement. As of January 31, 2012, the Fund loaned common stocks having a fair value of $19,336,883, and received $19,975,509 of cash collateral for the loan. This cash was invested in a money market fund as presented on the Schedule of Investments.

6.) CAPITAL SHARES:
The Trust is authorized to issue an unlimited number of shares of beneficial interest. Paid in capital at January 31, 2012 was $286,659,578 representing 20,140,384 shares outstanding.

7.) PURCHASES AND SALES OF SECURITIES:
For the fiscal year ended January 31, 2012, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $228,476,794 and $159,203,761, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) SECURITY TRANSACTIONS:
For Federal income tax purposes, the cost of investments owned at January 31, 2012 was $304,890,851. At January 31, 2012, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$58,333,153	($14,009,582)	$44,323,571

As of January 31, 2012, the primary differences between book basis and tax basis were the tax deferral of wash sales and post-October losses totaling $889,757.

9.) CONTROL OWNERSHIP:
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment

2012 Annual Report 14

Notes to Financial Statements - continued

Company Act of 1940. As of January 31, 2012, Charles Schwab & Co., Inc. located at 101 Montgomery Street, San Francisco, California, for the benefit of its clients, and NFS, LLC located at 200 Liberty Street, New York, New York, for the benefit of its clients, held, in aggregate, 36.84% and 48.54%, respectively, of the shares of the Fund, and therefore each may be deemed to control the Fund.

10.) DISTRIBUTIONS TO SHAREHOLDERS:
There was a distribution from short-term capital gain of $0.08516 per share and a long-term capital gain of $0.13913 per share paid on December 28, 2011. There were no distributions paid during the fiscal year ended January 31, 2011.

Distributions paid from:

	2012	2011
Ordinary Income .	$ 1,620,178	$ -0	-
Long-Term Capital Gain	2,646,963	-0	-
	$ 4,267,141	$ -0	-

As of January 31, 2012, the components of distributable earnings on a tax basis were as follows:

Accumulated losses	$(6,702,311)
Unrealized appreciation on investments – net	44,323,571
$37,621,260

11.) CAPITAL LOSS CARRYFORWARDS
Under the recently enacted Regulated Investment Company Modernization Act of 2010, funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of January 31, 2012, the Fund had available for federal tax purposes unused short-term capital loss of $6,702,311, which may be used to offset future short-term capital gains and has no expiration. To the extent these carryforwards are used to offset future capital gains, it is probable that the amount that is offset will not be distributed to shareholders.

12.) ACCOUNTING PRONOUNCEMENT
In May 2011, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

2012 Annual Report 15

ADDITIONAL INFORMATION January 31, 2012 (UNAUDITED)

1.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited):
On January 23, 2012 the Board of Trustees (the “Trustees”) considered the renewal of the Management Agreement (the "Agreement"). In approving the Management Agreement, the Trustees considered and evaluated materials received from the Advisor (the “Report”) related to the following factors: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Trustees met with representatives of the Advisor to discuss the terms of the Agreement. The Trustees reviewed the history of the Advisor, including background and investment management experience, as well as the Fund's performance since its' inception, important factors relating to the Fund's performance, the Advisor's investment and research strategy, the Advisor's strength, and expected expenses and revenue from the Fund.

As to the performance of the Fund, the materials from the Advisor included information regarding the Fund's performance compared to a peer group of 39 similar funds. For the 1-Year period ended December 31, 2011, Small Cap Value Fund was down 5.94%, compared to minus 3.03% for the peer group and minus 5.50% for the Russell 2000® Value Index. For calendar 2010, Small Cap Value Fund was up 42.39%, compared to 25.35% for the peer group and 24.50% for the Russell 2000® Value Index. For the 3-Year period ended December 31, 2011, Small Cap Value Fund had an average annualized return of 23.86%, compared to 17.31% for the peer group and 12.36% for the Russell 2000® Value Index. Since inception, the Small Cap Value Fund had an average annualized return of 11.11% compared to 1.29% for the Russell 2000® Value Index. Having considered the comparative data as described above, the Trustees concluded that although the Fund slightly under performed for the 1-Year period ended December 31, 2011, it had significantly outperformed its peer group and benchmark for the 3-Year and since inception periods ended December 31, 2011.

As to the nature, extent and quality of the services provided by the Advisor, the Trustees analyzed the Advisor's experience and capabilities. The Advisor summarized the information provided to the Trustees prior to the meeting. The Trustees discussed the Advisor's financial condition, the portfolio manager's background and investment management experience. The Trustees noted that there were no changes in the personnel managing the Fund or in the business or organization of the Advisor. The representatives of the Advisor reviewed and discussed with the Trustees the Advisor's ADV and the Rule 17j-1 Code of Ethics certifications. The Trustees discussed the quality of the Advisor's compliance efforts. The Advisor also discussed its financial stability. After reviewing the foregoing and further information from the Advisor, the Trustees concluded that the quality, extent, and nature of the services being provided by the Advisor were satisfactory and adequate.

As to the cost of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund, it was noted that the Advisor is paying substantially all operating expenses of the Fund pursuant to a Services Agreement. Additionally, the Advisor provides the Fund with officers, including the CCO, marketing support and office space. During the discussion, the Advisor indicated that effective August 1, 2010, the Advisor contractually agreed to reduce its Services Agreement fee from 0.45% to 0.25% of the Fund's average daily net assets in excess of $100 million through September 30, 2013, which provides for economies of scale as the Fund grows. The Advisor reviewed a summary of its profitability resulting from the services provided to the Fund for the period since the last renewal, and it was noted that the Advisor had incurred profits during 2011, although service fees of approximately 0.32% yielded to little or no profit. The Trustees also compared the Fund's management fee and total annual operating expenses with those of comparable funds.

Turning to the level of the management fee, the Trustees were presented with a comparative analysis of advisory fees and expense ratios based on publicly available data and drawn from its peer group. Included in the comparison were funds with similar asset ranges. It was also noted that the Advisor is responsible under the Services Agreement for paying all but a very small fraction of the Fund's expenses. The Trustees also noted that the Fund's current expense ratio of 1.38% was slightly higher than the average expense ratio of 1.23% for the peer group, but within the range of its peers. Additionally, it was noted that the management fee of 1.00% was slightly above the peer group average, but also within the range of its peers.

2012 Annual Report 16

Additional Information (Unaudited) - continued

Finally, the Trustees reviewed information regarding fees charged by the Advisor for other client relationships. The Advisor noted that approximately 70% of the firm's client relationships for investment advisory services, excluding the Funds, are in sub-advisory capacity and consequently not comparable to the services provided to the Fund. The balance of the 30% of the firm's client relationships for investment advisory services are charged an advisory fee of between 0.85% and 1.00% of assets under management, which was noted to be similar or equal to advisory expenses charged to the Fund. Having considered the comparative data as described above, the Trustees concluded that the Fund's management fee and expense ratio were reasonable.

As for potential economies of scale, the Trustees discussed and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees noted that the Advisor had added a breakpoint to the Service Agreement contract beginning in August 1, 2010, therefore as the Fund grows there will be economies of scale for the shareholders.

Next, the Independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Trustees reported that after further consideration, they were satisfied with the performance of the Fund. They concluded that the nature and extent of services provided by the Advisor was consistent with the Trustees' expectations. The Trustees also concluded that the Advisor has sufficient resources and had provided quality advisory services to the Fund. The Trustees agreed that the fees in the Agreement were reasonable and that profits incurred by the Advisor were reasonable. The Trustees agreed that economics of scale achieved through the breakpoint in the Service Agreement were beneficial to the shareholders. It was the consensus of the Trustees, including the Independent Trustees that renewal of the Agreement would be in the best interests of the Fund.

2012 Annual Report 17

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2012 Annual Report 18

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2012 Annual Report 19

Cohen Fund Audit Services, Ltd. Certified Public Accountants	800 Westpoint Pkwy, Ste 1100 Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Walthausen Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Walthausen Small Cap Value Fund (the "Fund"), a series of Walthausen Funds, as of January 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Walthausen Small Cap Value Fund as of January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
March 29, 2012

2012 Annual Report 20

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Age	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

John B. Walthausen Sr.(2)	President	Since 2007	Managing Director, Walthausen &	2	None
Age: 66	and Trustee		Co., LLC 9/1/07 to Present. Portfolio
Manager, Paradigm Capital
Management 1994 to 2007.

Mark L. Hodge	Secretary	Since 2008	Chief Compliance Officer,	N/A	N/A
Age: 53	and Chief		Walthausen & Co., LLC, 2007 to
	Compliance		Present. V.P. Institutional Equity
	Officer		Sales, C. L. King & Associates, 2001
to 2007.

Stanley M. Westhoff Jr.	Treasurer	Since 2011	Equity Analyst, Walthausen & Co.,	N/A	N/A
Age: 42			LLC, 2007 to Present. Equity
Analyst, Paradigm Capital
Management 2006 to 2007.
Administrative Assistant, Ace
Hardware Corp. 1997 to 2006.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 9 Executive Park Drive, Suite B, Clifton Park, NY 12065.

(2) John B. Walthausen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of his affiliation with the Advisor.

Independent Trustees

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Age	with the	Time Served	During	Overseen By	Held By
	Trust		Past 5 Years	Trustee	Trustee

Edward A. LaVarnway	Independent	Since 2008	Executive Director, Fredric	2	None
Age: 60	Trustee		Remington Art Museum, 8/15/05 to
Present. Sr. VP Research & Trading,
C.L. King & Associates, 9/11/00 to
6/30/05.

Hany A. Shawky	Independent	Since 2009	Founding Director, Center for Institu-	2	None
Age:64	Trustee		tional Investment Management,
School of Business, University at
Albany, July 2002-October 2007.
Professor of Finance at the
University at Albany, N.Y. October
2007 to present.

Clara K. Wentland	Independent	Since 2008	Member of Mental Health Services	2	None
Age: 62	Trustee		Council of New York State 3/31/04 to
3/31/08.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 9 Executive Park Drive, Suite B, Clifton Park, NY 12065.

The Statement of Additional Information contains additional and more detailed information about the Trustees and is available without charge by calling the transfer agent at 1-877-59-FUNDS.

2012 Annual Report 21

Board of Trustees
Edward A. LaVarnway
Hany A. Shawky
John B. Walthausen
Clara K. Wentland

Investment Advisor and Administrator
Walthausen & Co., LLC

Legal Counsel
Thompson Hine LLP

Custodian
The Huntington National Bank

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Sub-Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the Walthausen
Small Cap Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

WALTHAUSEN SMALL CAP VALUE FUND
9 Executive Park Drive, Suite B
Clifton Park, NY 12065

WALTHAUSEN SELECT VALUE FUND

INVESTOR CLASS       TICKER WSVIX

RETAIL CLASS       TICKER WSVRX
For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT
January 31, 2012

Walthausen Select Value Fund
Annual Report
January 31, 2012

Dear Fellow Shareholders,

The Walthausen Select Value Fund's first full fiscal year, which ended January 31st, 2012 was interesting but ultimately disappointing. As the year began the prospects for economic growth seemed somewhat promising. The stock market had staged a spectacular recovery from the crisis of 2008. Low interest rates were stimulative and though US unemployment rates were troublingly high, inflation in commodity prices suggested that a worldwide economic recovery was underway. That carried the stock market upward in February, March and April. However, in part due to higher prices choking demand and in part due to a fast unfolding sovereign debt crisis in the Euro zone, sentiment reversed and the benchmark Russell 2500 Value Index dropped for five straight months. It is worth noting that even in the horrendous selloff from September 2008 to February 2009, a December bounce gave investors some relief. As the months passed, increasing investor worry seemed to concentrate on worries that the US economy was headed for a recession and that grid lock in Congress would result in a government shutdown.

We had gone into the year expecting that the economy would show little or no growth but that it would not slip into a recession. We held to that view and were in large correct. October saw the market come back strong. It did little in November and December and showed some life in January. We were able to navigate adequately though this market with returns of 1.89% for the twelve months versus only 0.60% for the Russell 2500 Value Index. We use the term adequate since we strive to show better returns on both a relative and absolute basis over time. The bulk of the performance came from our selection in the Financial sector. Quality prevailed with well managed insurance companies such as RLI Corp. and ProAssurance, and banks such as Bank of the Ozarks, adding meaningfully, with no one name underperforming significantly. This success was partially offset by a lag amongst most of the Information Technology names as worries of a slowdown in the global economies hurt stocks like Vishay Intertechnology and International Rectifier.

As we look forward the repercussions of the credit binges of past decades are still with us and likely to stay with us for years to come. We are concerned that the shift of debt from weak country to strong country and from overleveraged home owner to government entities is not a solution. We further note that while underemployment is an issue worldwide, critical raw materials such as petroleum and iron ore are in tight enough supply so that any pickup in economic activity could again be choked off by another rise in commodity prices.

We are sticking with our strategy of concentrating our portfolio in companies where we are convinced of the strength of the business model and that managements will adjust their strategy to benefit shareholders.

Thank you for your support.

Sincerely,

John B. Walthausen

2012 Annual Report 1

WALTHAUSEN SELECT VALUE FUND

PERFORMANCE INFORMATION (Unaudited)

1/31/12 Investor Class NAV $10.23
1/31/12 Retail Class NAV $10.19

TOTAL RETURNS (%) AS OF JANUARY 31, 2012.

		Since
	1 Year(A)	Inception(A)
Walthausen Select Value Fund - Investor Class	1.89%	2.10%
Walthausen Select Value Fund - Retail Class	1.49%	1.73%
Russell 2500® Value Index(B)	0.60%	2.01%

(A)1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Walthausen Select Value Fund was December 27, 2010.

(B)The Russell 2500® Value Index (whose composition is different from that of the Fund) measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-925-8428.

2012 Annual Report 2

WALTHAUSEN SELECT VALUE FUND

WALTHAUSEN SELECT VALUE FUND by Sectors (Unaudited) (as a percentage of Net Assets)

        * Net Cash represents cash equivalents and liabilities in excess of other assets.

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     Walthausen & Co., LLC, the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.walthausenfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-925-8428). This information is also available on the SEC’s website at http://www.sec.gov.

2012 Annual Report 3

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur two types of costs: (1) transaction costs, including sale charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee for both classes. The example is based on an investment of $1,000 invested in the Fund on August 1, 2011 and held through January 31, 2012.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

Investor Class

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2011 to
	August 1, 2011	January 31, 2012	January 31, 2012

Actual	$1,000.00	$1,021.98	$7.39

Hypothetical**	$1,000.00	$1,017.90	$7.38
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the aver- age account value over the period, multiplied by 184/365 (to reflect the partial period).

Retail Class

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2011 to
	August 1, 2011	January 31, 2012	January 31, 2012

Actual	$1,000.00	$1,020.02	$8.66

Hypothetical**	$1,000.00	$1,016.64	$8.64
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.70%, multiplied by the aver- age account value over the period, multiplied by 184/365 (to reflect the partial period).

2012 Annual Report 4

Walthausen Select Value Fund

		Schedule of Investments
		January 31, 2012
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Accident & Health Insurance
700	Assurant, Inc.	27,720	2.18%
Apparel & Other Finished Products of Fabrics & Similar Material
720	Carter's, Inc. *	30,182	2.38%
Converted Paper & Paperboard Products (No Containers/Boxes)
970	Avery Dennison Corp.	26,335	2.08%
Crude Petroleum & Natural Gas
1,040	GeoResources, Inc. *	31,834
940	Gulfport Energy Corp. *	30,889
		62,723	4.94%
Electronic Components & Accessories
3,210	Vishay Intertechnology Inc. *	39,419	3.11%
Electronic Components, NEC
6,920	Power-One Inc. * (a)	30,033	2.37%
Fire, Marine & Casualty Insurance
855	Endurance Specialty Holdings Ltd.	31,977
320	ProAssurance Corp.	26,122
350	RLI Corp.	24,962
		83,061	6.55%
Food & Kindred Products
1,635	Flowers Foods Inc.	31,637	2.49%
In Vitro & In Vivo Diagnostic Substances
1,430	Myriad Genetics, Inc. *	33,834	2.67%
Meat Packing Plants
13	Seaboard Corp.	25,240
1,390	Smithfield Foods Inc. *	31,038
		56,278	4.44%
Metalworking Machinery & Equipment
770	Lincoln Electrics Holdings, Inc.	33,072	2.61%
Miscellaneous Industrial & Commercial Machinery & Equipment
750	Sauer-Danfoss Inc. *	37,800	2.98%
Miscellaneous Fabricated Metal Products
1,070	The Shaw Group Inc. *	29,040	2.29%
Mortgage Bankers & Loan Correspondents
2,580	Ocwen Financial Corp. *	37,126	2.93%
National Commercial Banks
1,570	First Financial Bancorp.	27,287	2.15%
Plastic Materials, Synth Resin
1,060	Hexcel Corp. *	26,574	2.09%
Plastics Products, NEC
570	AptarGroup, Inc.	29,879	2.35%
Retail - Auto & Home Supply Stores
2,510	Pep Boys - Manny, Moe & Jack	37,650	2.97%
Retail - Retail Stores, NEC
1,400	Sally Beauty Holdings Inc. *	28,868	2.28%
Retail - Variety Stores
725	Big Lots, Inc. *	28,630	2.26%
Savings Institution, Federally Chartered
2,270	Umpqua Holding Corp.	27,626	2.18%
Semiconductors & Related Devices
3,310	GT Advanced Technologies, Inc. * (a)	28,516
1,400	International Rectifier Corp. *	31,920
		60,436	4.76%

* Non-Income Producing Securities. (a) All or a portion of shares are on loan. The accompanying notes are an integral part of these financial statements.

2012 Annual Report 5

Walthausen Select Value Fund

		Schedule of Investments
		January 31, 2012
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Services - Advertising Agencies
3,170	Interpublic Group of Companies	$32,746	2.58%
Services - Business Services, NEC
2,120	Lender Processing Services, Inc.	35,256	2.78%
Services - Equipment Rental & Leasing, NEC
730	Rent-A-Center Inc.	24,689	1.95%
Services - Hospitals
1,510	HealthSouth Corp. *	29,128
575	Magellan Health Services, Inc. *	28,066
		57,194	4.51%
Services - Miscellaneous Health & Allied Services, NEC
1,290	Lincare Holdings Inc.	33,140	2.61%
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics
560	Church & Dwight Co. Inc.	25,407	2.00%
State Commercial Banks
1,120	Bank of the Ozarks, Inc.	31,349
960	First Financial Bankshares, Inc. (a)	32,717
1,000	Independent Bank Corp.	27,740
		91,806	7.23%
Surgical & Medical Instruments & Apparatus
1,010	Hill-Rom Holdings, Inc.	33,340
520	Teleflex Incorporated	31,819
		65,159	5.13%
Title Insurance
1,550	Fidelity National Financial, Inc. Class A	28,195	2.21%
Water Transportation
735	Alexander & Baldwin, Inc.	34,765	2.73%
Total for Common Stock (Cost $1,150,881)		$1,253,567	98.79%
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
87,292	Fidelity Institutional Treasury Money Market Fund - Class I 0.01% **	87,292	6.88%
	(Cost $87,292)
MONEY MARKET FUNDS
59,717	Fidelity Institutional Treasury Money Market Fund - Class I 0.01% **	59,717	4.71%
	(Cost $59,717)
Total Investment Securities		1,400,576	110.38%
	(Cost $1,297,890)
Liabilities In Excess of Other Assets		(131,663)	-10.38%
Net Assets		$1,268,913	100.00%

* Non-Income Producing Securities.
** Variable rate security; the yield rate shown represents the rate at January 31, 2012.
(a) All or a portion of shares are on loan.
The accompanying notes are an integral part of these
financial statements.

2012 Annual Report 6

Walthausen Select Value Fund

Statement of Assets and Liabilities
January 31, 2012
Assets:
Investment Securities at Fair Value	$1,400,576 (1)
(Cost - $1,297,890)
Receivable for Securities Sold	3,297
Dividend & Interest Receivable	125
Receivable for Income from Securities on Loan	49
Total Assets	1,404,047
Liabilities:
Payable for Securities Purchased	45,895
Payable for Collateral Received for Securities Loaned (Note 6)	87,292
Payable to Advisor for Management Fees (Note 4)	1,024
Payable to Advisor for Service Fees (Note 4)	461
Payable for Distribution Fees (Note 5)	462
Total Liabilities	135,134
Net Assets	$1,268,913
Net Assets Consist of:
Paid In Capital	1,231,980
Accumulated Realized Loss on Investments - Net	(65,753)
Unrealized Appreciation in Value of Investments
Based on Identified Cost - Net	102,686
Net Assets	$1,268,913

Investor Class
Net Assets	$1,252,805
Shares Outstanding
(Unlimited shares authorized)	122,508
Net Asset Value and Offering Price Per Share	$10.23
Redemption Price Per Share ($10.23 * 0.98) (Note 2)	$10.03

Retail Class
Net Assets	$16,108
Shares Outstanding
(Unlimited shares authorized)	1,581
Net Asset Value and Offering Price Per Share	$10.19
Redemption Price Per Share ($10.19 * 0.98) (Note 2)	$9.99

Statement of Operations
For the fiscal year ended January 31, 2012
Investment Income:
Dividends	$17,348
Interest	18
Securities Lending Income (Note 6)	72
Total Investment Income	17,438
Expenses:
Management Fees (Note 4)	12,696
Service Fees (Note 4)	5,714
Distribution 12b-1 Fees - Retail Class (Note 5)	366
Total Expenses	18,776

Net Investment Loss	(1,338)

Realized and Unrealized Gain/(Loss) on Investments:
Realized Loss on Investments	(65,206)
Net Change In Unrealized Appreciation on Investments	89,366
Net Realized and Unrealized Gain/(Loss) on Investments	24,160

Net Increase in Net Assets from Operations	$22,822

(1) Includes securities out on loan to brokers with a fair value of $84,344.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report 7

Walthausen Select Value Fund

Statements of Changes in Net Assets
	2/1/2011	12/27/2010*
	to	to
	1/31/2012	1/31/2011
From Operations:
Net Investment Loss	$(1,338)	$(902)
Net Realized Loss on Investments	(65,206)	(547)
Net Change in Unrealized Appreciation on Investments	89,366	13,320
Increase in Net Assets from Operations	22,822	11,871
From Distributions to Shareholders:
Net Investment Income
Investor Class	-	-
Retail Class	-	-
Net Realized Gain from Security Transactions
Investor Class	-	-
Retail Class	-	-
Change in Net Assets from Distributions	-	-
From Capital Share Transactions:
Proceeds From Sale of Shares
Investor Class	750,647	957,577
Retail Class	14,401	539,184
Proceeds From Redemption Fees (Note 2)
Investor Class	-	-
Retail Class	-	-
Shares Issued on Reinvestment of Dividends
Investor Class	-	-
Retail Class	-	-
Cost of Shares Redeemed
Investor Class	(463,547)	-
Retail Class	(564,042)	-
Net Increase/(Decrease) from Shareholder Activity	(262,541)	1,496,761
Net Increase/(Decrease) in Net Assets	(239,719)	1,508,632
Net Assets at Beginning of Period	1,508,632	-
Net Assets at End of Period (Including Accumulated Undistributed	$1,268,913	$1,508,632
Net Investment Income of $0 and $0, respectively)
Share Transactions:
Issued
Investor Class	75,329	95,881
Retail Class	1,521	54,379
Reinvested
Investor Class	-	-
Retail Class	-	-
Redeemed
Investor Class	(48,703)	-
Retail Class	(54,320)	-
Net Increase/(Decrease) in Shares	(26,173)	150,260

* Commencement of Operations. The accompanying notes are an integral part of these financial statements.

2012 Annual Report 8

Walthausen Select Value Fund

Financial Highlights - Investor Class
Selected data for a share outstanding throughout the period:	2/1/2011	12/27/2010*
	to	to
	1/31/2012	1/31/2011
Net Asset Value -
Beginning of Period	$10.04	$10.00
Net Investment Income/(Loss) (a)	0.00	(0.01)
Net Gain/(Loss) on Securities (Realized and Unrealized) (b)	0.19	0.05
Total from Investment Operations	0.19	0.04
Distributions (From Net Investment Income)	-	-
Distributions (From Capital Gains)	-	-
Total Distributions	-	-
Proceeds from Redemption Fee (Note 2)	-	-
Net Asset Value -
End of Period	$10.23	$10.04
Total Return (c)	1.89%	0.40	% ***
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$1,253	$963
Ratio of Expenses to Average Net Assets	1.45%	1.45	% **
Ratio of Net Investment Income/(Loss) to Average Net Assets	-0.05%	-0.70	% **
Portfolio Turnover Rate	94.46%	3.02	% ***

Financial Highlights - Retail Class
Selected data for a share outstanding throughout the period:	2/1/2011	12/27/2010*
	to	to
	1/31/2012	1/31/2011
Net Asset Value -
Beginning of Period	$10.04	$10.00
Net Investment Income/(Loss) (a)	(0.06)	(0.01)
Net Gain/(Loss) on Securities (Realized and Unrealized) (b)	0.21	0.05
Total from Investment Operations	0.15	0.04
Distributions (From Net Investment Income)	-	-
Distributions (From Capital Gains)	-	-
Total Distributions	-	-
Proceeds from Redemption Fee (Note 2)	-	-
Net Asset Value -
End of Period	$10.19	$10.04
Total Return (c)	1.49%	0.40	% ***
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$16	$546
Ratio of Expenses to Average Net Assets	1.70%	1.70	% **
Ratio of Net Investment Income/(Loss) to Average Net Assets	-0.55%	-1.29	% **
Portfolio Turnover Rate	94.46%	3.02	% ***

* Commencement of Operations.
** Annualized.
*** Not Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report 9

NOTES TO FINANCIAL STATEMENTS
WALTHAUSEN SELECT VALUE FUND
January 31, 2012

1.) ORGANIZATION:
Walthausen Select Value Fund (the "Fund") was organized as a diversified series of the Walthausen Funds (the "Trust") on December 1, 2010. The Trust is an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized in Ohio as a business trust on October 10, 2007 and may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on December 27, 2010. As of January 31, 2012, there were two series authorized by the Trust. The Fund currently offers Investor Class shares and Retail Class shares. The classes differ principally in their respective distribution expenses and arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Retail Class shares of the Fund are subject to Rule 12b-1 distribution fees. The Fund's investment objective is to seek long-term capital appreciation. The investment advisor to the Fund is Walthausen & Co., LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2010, or expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the fiscal year ended January 31, 2012, the Fund did not incur any interest or penalties.

SHARE VALUATION:
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less. During the fiscal year ended January 31, 2012, proceeds from redemption fees amounted to $0 and $0 for Investor Class Shares and Retail Class shares, respectively.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund. As of January 31, 2012, net investment loss of $1,338 was reclassified to paid in capital.

2012 Annual Report 10

Notes to Financial Statements - continued

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or an appropriate basis.

Class specific expenses are bourne by each specific class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes based on the basis of relative net assets.

3.) SECURITIES VALUATIONS:
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock). Equity securities are carried at fair value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when

2012 Annual Report 11

Notes to Financial Statements - continued

the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of January 31, 2012:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$1,253,567	$0	$0	$1,253,567
Investments Purchased with Cash
Proceeds From Securities Lending	87,292	0	0	87,292
Money Market Funds	59,717	0	0	59,717
Total	$1,400,576	$0	$0	$1,400,576

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the fiscal year ended January 31, 2012. There were no transfers into or out of the levels during the fiscal year ended January 31, 2012. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS:
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services, the Advisor received an investment management fee equal to 1.00% of the average daily net assets of the Fund. For the fiscal year ended January 31, 2012, the Advisor earned management fees totaling $12,696, of which $1,024 was due to the Advisor at January 31, 2012.

Under the terms of the Services Agreement between the Trust and the Advisor (the "Services Agreement"), the Advisor renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), acquired fund fees and expenses, extraordinary or non-recurring expenses. For its services, the Advisor receives a service fee equal to 0.45% of the average daily net assets of the Fund. For the fiscal year ended January 31, 2012, the Advisor earned service fees of $5,714, of which $461 was due to the Advisor at January 31, 2012.

2012 Annual Report 12

Notes to Financial Statements - continued

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management and services fees paid to the Advisor by the Fund.

The Trustees who are not interested persons of the Fund were each paid Trustees’ fees of $1,000 plus travel and related expenses for the fiscal year ended January 31, 2012. Under the Management Agreement, the Advisor pays these fees.

5.) DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Advisor for services rendered and expenses borne in connection brokerage platform fees. This Distribution Plan provides that the Fund will pay the annual rate of 0.25% of the average daily net assets of the Fund's Retail Class shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund's shares. The Fund incurred distribution and service (12b-1) fees of $366 for Retail Class shares, during the fiscal year ended January 31, 2012. As of January 31, 2012, the Fund had an accrual balance of $462 which could be utilized by the Retail Class to pay for distribution and service expenses permitted by the Distribution Plan.

6.) SECURITIES LENDING
The Fund has entered into an agreement with Huntington National Bank as lender’s agent, dated November 30, 2011 (“Agreement”), to provide securities lending services to the Fund. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Fund’s negotiated lenders’ fees and the Fund receives cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand; if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Fund continues to receive interest or dividend payments on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Securities lending income, as disclosed in the Fund’s Statement of Operations, represents the income earned from the investment of the cash collateral plus any fees paid by the borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement. As of January 31, 2012, the Fund loaned common stocks having a fair value of $84,344, and received $87,292 of cash collateral for the loan. This cash was invested in a money market fund as presented on the Schedule of Investments.

7.) CAPITAL SHARES:
The Trust is authorized to issue an unlimited number of shares of beneficial interest. Paid in capital at January 31, 2012 was $1,231,980 representing 122,508 Investor Class shares outstanding and 1,581 Retail Class shares outstanding.

8.) PURCHASES AND SALES OF SECURITIES:
For the fiscal year ended January 31, 2012, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,192,819 and $1,411,792, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

9.) SECURITY TRANSACTIONS:
For Federal income tax purposes, the cost of investments owned at January 31, 2012 was $1,309,920. At January 31, 2012, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$138,906	($48,250)	$90,656

2012 Annual Report 13

Notes to Financial Statements - continued

As of January 31, 2012, the primary differences between book basis and tax basis were the tax deferral of wash sales and post–October losses totaling $10,363.

10.) CONTROL OWNERSHIP:
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As January 31, 2012, John Walthausen located at 9 Executive Park Drive, Suite B, Clifton Park, New York, held, of record and beneficially, 32.65% of the Investor Class shares of the Fund, and therefore may be deemed to control the Investor Class. Also, Charles Schwab & Co., Inc. located at 101 Montgomery Street, San Francisco, California, for the benefit of its clients, held, in aggregate, 33.33% and of the Investor Class shares of the Fund, and therefore may be deemed to control the Investor Class as well. As of January 31, 2012, Ameritrade, Inc. located at PO Box 2226, Omaha, Nebraska, for the benefit of its clients, and NFS, LLC located at 200 Liberty Street, New York, New York, for the benefit of its clients, held, in aggregate, 34.05% and 50.13%, respectively, of the shares of the Retail Class shares of the Fund, and therefore may be deemed to control the Retail Class.

11.) DISTRIBUTIONS TO SHAREHOLDERS:
There were no distributions paid during the fiscal year ended January 31, 2012 and the period December 27, 2010 through January 31, 2011.

As of January 31, 2012, the components of distributable earnings on a tax basis were as follows:

Accumulated losses	$(53,723)
Unrealized appreciation on investments – net	90,656
$36,933

12.) CAPITAL LOSS CARRYFORWARDS
Under the recently enacted Regulated Investment Company Modernization Act of 2010, funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of January 31, 2012, the Fund had available for federal tax purposes unused short-term capital loss of $53,723, which may be used to offset future short-term capital gains and has no expiration. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount that is offset will not be distributed to shareholders.

13.) ACCOUNTING PRONOUNCEMENT
In May 2011, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

2012 Annual Report 14

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2012 Annual Report 15

Cohen Fund Audit Services, Ltd. Certified Public Accountants	800 Westpoint Pkwy, Ste 1100 Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Walthausen Select Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Walthausen Select Value Fund (the "Fund"), a series of Walthausen Funds, as of January 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Walthausen Select Value Fund as of January 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
March 29, 2012

2012 Annual Report 16

TRUSTEES AND OFFICERS
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Age	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

John B. Walthausen Sr.(2)	President	Since 2007	Managing Director, Walthausen &	2	None
Age: 65	and Trustee		Co., LLC 9/1/07 to Present. Portfolio
Manager, Paradigm Capital
Management 1994 to 2007.

Mark L. Hodge	Secretary	Since 2008	Chief Compliance Officer,	N/A	N/A
Age: 52	and Chief		Walthausen & Co., LLC, 2007 to
	Compliance		Present. V.P. Institutional Equity
	Officer		Sales, C. L. King & Associates, 2001
to 2007.

Stanley M. Westhoff Jr.	Treasurer	Since 2011	Equity Analyst, Walthausen & Co.,	N/A	N/A
Age: 41			LLC, 2007 to Present. Equity
Analyst, Paradigm Capital
Management 2006 to 2007.
Administrative Assistant, Ace
Hardware Corp. 1997 to 2006.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 9 Executive Park Drive, Suite B, Clifton Park, NY 12065.
(2) John B. Walthausen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of his affiliation with the Advisor.

Independent Trustees

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Age	with the	Time Served	During	Overseen By	Held By
	Trust		Past 5 Years	Trustee	Trustee

Edward A. LaVarnway	Independent	Since 2008	Executive Director, Fredric	2	None
Age: 59	Trustee		Remington Art Museum, 8/15/05 to
Present. Sr. VP Research & Trading,
C.L. King & Associates, 9/11/00 to
6/30/05.

Hany A. Shawky	Independent	Since 2009	Founding Director, Center for Institu-	2	None
Age:63	Trustee		tional Investment Management,
School of Business, University at
Albany, July 2002-October 2007.
Professor of Finance at the
University at Albany, N.Y. October
2007 to present.

Clara K. Wentland	Independent	Since 2008	Member of Mental Health Services	2	None
Age: 61	Trustee		Council of New York State 3/31/04 to
3/31/08.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 9 Executive Park Drive, Suite B, Clifton Park, NY 12065.

     The Statement of Additional Information contains additional and more detailed information about the Trustees and is available without charge by calling the transfer agent at 1-877-59-FUNDS.

2012 Annual Report 17

Board of Trustees
Edward A. LaVarnway
Hany A. Shawky
John B. Walthausen
Clara K. Wentland

Investment Advisor and Administrator
Walthausen & Co., LLC

Legal Counsel
Thompson Hine LLP

Custodian
The Huntington National Bank

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Sub-Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the Walthausen
Select Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

WALTHAUSEN SELECT VALUE FUND
9 Executive Park Drive, Suite B
Clifton Park, NY 12065

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 1/31/12	FYE 1/31/11
Audit Fees	$24,065	$18,250
Audit-Related Fees	$850	$1,450
Tax Fees	$5,000	$5,000
All Other Fees	$1,000	$850

Nature of Audit-Related Fees: Consent Fee.
Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 1/31/12	FYE 1/31/11
Registrant	$6,000	$5,850
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WALTHAUSEN FUNDS

By: /s/John B. Walthausen John B. Walthausen President Date: April 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/John B. Walthausen John B. Walthausen President Date: April 4, 2012

By: /s/Stanley M. Westhoff Jr. Stanley M. Westhoff Jr. Chief Financial Officer Date: 4/4/2012